Q1 2025 INVESTOR PRESENTATION May 5, 2025 NYSE: SPNT

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and attritional combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Underlying net income is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is net income. Underlying net income excludes items which we believe are not indicative of the operations of our underlying businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). We believe it is useful to review underlying net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Underlying return on average common shareholders’ equity is calculated by dividing underlying net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity, excluding AOCI. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our Form 10-Q, earnings release or financial Supplement for the quarter ended March 31, 2025. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Specific forward-looking statements in this presentation include, but not limited to, statements regarding the trend of our performance as compared to the previous guidance, the future success from our strategic transaction with CMIG, the current insurtech market trends, our ability to generate shareholder value and whether we will continue to have momentum in our business in the future. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improve underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events, including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including wildfires, and increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East and the new presidential administration in the U.S.; global economic uncertainty caused by the imposition and/or announcement of tariffs imposed on the import of certain goods into the U.S. from various countries which may have unpredictable consequences including, but not limited to, inflation or trade wars, potential impact on the Company’s credit and mortgage business and potential increase in credit spread which could impact the Company’s short-term capital and liquidity; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 DISCLAIMER

AGENDA 3 Highlights & Strategic Update Scott Egan, Group CEO First Quarter Financial Results Jim McKinney, Group CFO

Highlights & Strategic Update 4

SIRIUSPOINT OVERVIEW

SIRIUS POINT

Drive excellence as a best-in-class underwriter, with a diverse portfolio of low-volatility specialty lines that targets a 12-15% ROE across the cycle


Other Specialties
Environmental
Energy
Marine
Surety
Credit
Aviation/Space
Casualty
Property
Accident & Health
33%
26%
15%
8%
6%
5%
3%

- Relentless Focus on Underwriting
- Disciplined and Agile Capital Allocator
- Dynamic Multi-Channel Global Access
- Strong Balance Sheet with Robust Risk Management

Outlook upgraded from 'Stable' to 'Positive' in 2025 by AM Best and Fitch

Gross Premiums Written[1]	Total Capitalization[2]	Total Assets	BSCR Ratio[3]	Financial Strength Rating[4]
$3.3bn	$2.7bn	$12.3bn	227%	A-

Notes: Pie Chart represents Trailing Twelve Months Gross Premiums Written. [1] Gross Premiums Written on a Trailing Twelve Months basis. [2] Represents total shareholders' equity plus debt capital. [3] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q1'25 figure is an estimate. [4] Financial Strength Ratings according to S&P, AM Best and Fitch. Moody's FSR of A3.

5

STRONG RESULT IN SPITE OF ELEVATED CATASTROPHE LOSSES

- Q1 Return on Equity of 12.9%, within 12-15% 'across the cycle' target range
- Book Value Per Share growth of +5% in the quarter (+4% ex. AOCI)
- Core Combined Ratio of 95.4%, including 10.9 points ($59m[1]) relating to CA Wildfires
- 3.0 points of further improvement in the attritional combined ratio[2]
- Fourth consecutive quarter of double-digit premium growth
- AM Best & Fitch both revised outlook to 'Positive' from 'Stable' during Q1

+12%	+20%	95.4%
Gross Premiums Written[3]	Net Premiums Written[3]	Core Combined Ratio
$19m	$58m	$0.49
MGA Fee Income[4]	Net Income[5]	Earnings Per Share[6]
12.9%	$15.15	227%
Return on Equity[7]	BVPS (ex. AOCI)[8]	BSCR Ratio[9]

Notes: [1] Net of reinstatement premiums. [2] As shown on slide 14. [3] Reflects Core segment. [4] Net services fee income. [5] Net income available to SiriusPoint common shareholders. [6] Earnings per diluted common share. [7] Annualized Return on Common Shareholders' Equity. [8] Diluted Book Value Per Common Share excluding accumulated other comprehensive income. [9] SiriusPoint Group BSCR ratio calculated as available economic capital and surplus divided by the Bermuda solvency capital requirement. Q1'25 figure is an estimate.

6

7 RESHAPED PLATFORM ENABLING PROFITABLE GROWTH Notes: [1] Total Shareholder return calculated from 9/21/22 when the management changes occured. [2] Capital returned to common shareholders. [3] On continuing lines business within our Core segment. 2022-2023: Turnaround 132% Cumulative TSR to date1 228% Cumulative TSR to date1 Exit from non-core International Property, Cyber & Workers' Compensation De-risked investment portfolio Underwriter compensation structure aligned to shareholder interests >$50m of run-rate cost savings Significant improvement on employee engagement metrics 2024: Major Reshaping LPTs covering $2.1bn of reserves from exited business, with >95% limit remaining External validation of reserving prudence, with 15 consecutive quarters of favorable PYD at FY 24 Settlement of Merger Instruments eliminated dilution and removes volatility $100m off-Balance Sheet MGA value recognized Simplification of capital structure through share buyback and debt actions ROE target of 12-15% 'across the cycle' and within range at Q1'25 Tenth consecutive quarter of UW profit Fourth consecutive quarter of double-digit premium growth3 3.0 point improvement in attritional combined ratio year over year Low volatility portfolio with PMLs reduced by >40% and growth in Specialty and A&H Strong capital position, with BSCR ratio improved to 227% 2025: Profitable Growth 259% Cumulative TSR to date1 $1.0bn Capital returned to shareholders2

$11.59 $12.41 $12.63 $12.91 $13.33 $13.74 $14.47 $14.25 $14.64 $15.15 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $87.3 $70.2 $84.5 $74.7 $36.6 $107.9 $57.8 $94.3 $43.5 $61.0 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 8 TRACK RECORD OF ATTRACTIVE EARNINGS AND VALUE CREATION Notes: [1] Underlying Net Income represents a non-GAAP measure. See page 2 for further details and Appendix 1 on slide 23 for a reconciliation to net income. [2] Book Value per Diluted Common Share excluding accumulated other comprehensive income. [3] Underlying return on equity represents a non-GAAP measure. See page 2 for further details and Appendix 2 on slide 24 for a reconciliation to return on equity. Underlying Net Income1 Book Value Per Share (ex. AOCI)2 $ numbers in USD millions, except per share data 31% Grow th Long-Term Value Framework 12.8% 14.6% 13.8% Underlying Return on Equity FY 23 FY 24 Q1'25 Target niche and growing markets where we have competitive advantage and a right to win Act nimbly, actively managing portfolio to optimize capital returns Manage volatility and diversify earnings streams to produce a 12-15% ROE across the cycle $57.8 $61.0 3

9 PROGRESS TOWARDS OUR AIM OF BEST-IN-CLASS UNDERWRITING Notes: [1] Peer average includes AFG, AIG, Arch, AXIS, Chubb, Everest, Fidelis, Hamilton, James River, Markel, Renaissance Re, RLI, Selective, Skyward Specialty, Travelers, W.R. Berkley. [2] Q1'25 peer average not shown as various peers are still to report. Trailing Twelve Months Combined Ratio 90.1% 89.1% 94.2% 92.2% 91.7% 92.1% 89.2% 90.2% 90.2% 90.5% 91.3% 93.7% 97.5% 97.9% 103.9% 101.6% 101.3% 99.4% 93.9% 93.7% 92.4% 93.0% 92.0% 91.3% 92.4% Peer Average SiriusPoint Core (ex. LPT Benefit) Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 1 2 +9.6 ppts +2.2 ppts Key Messages – SiriusPoint's Core combined ratio outperformed the peer average combined ratio in Q4'24 by 2.4 points ◦ Continued to outperform the peer average combined ratio in Q1'25 for those who have reported so far – Portfolio actions have led to a 8.9 point improvement in SiriusPoint's trailing twelve months combined ratio versus Q1'23 – Portfolio actions include: ◦ Closure of 5 locations in 2022 writing International Property ◦ Exit of two specific partnerships in 2023 (Workers' Compensation and Cyber)

10 STRONG GROWTH WHILST RETAINING UNDERWRITING DISCIPLINE Notes: [1] Reflects Core continuing lines premium for 2023 and 2024 which excludes business exited in 2022 and 2023. 32% 7% 4% 7% (7)% 22% 10% 21% 12% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Core Combined Ratio (ex. LPT Benefit)Gross Premiums Written Growth1 Reallocation of capital from 1/1 business to renewals later in the year 95.5% 91.1% 91.7% 93.8% 91.7% 92.5% 87.0% 83.7% 84.7% 6.6% 10.9% 96.8% 91.1% 92.9% 93.8% 91.7% 93.5% 88.9% 90.3% 95.6% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Catastrophe Loss Ratio Combined Ratio (ex. Catastrophe Losses)

11 SIRIUSPOINT FORWARD OUTLOOK Seasoned management team with demonstrable track record of execution Undervalued balance sheet with significant potential upside from MGAs Reshaped platform with renewed focus towards untapped opportunities Agile capital allocator with proven ability to move and optimize capital Healthy growth outlook with a track record of double-digit growth Attractive markets targeting underserved and defensible niches Our delivery targets a 12-15% return on equity across the cycle Strong underwriting culture with compensation fully aligned to shareholder value creation

First Quarter Results Update 12

Q1 2025 FINANCIAL RESULTS

SiriusPoint

Financial Highlights			
$ numbers in USD millions	Q1'24		Q1'25
Gross Premiums Written	$881		**$990**
Net Premiums Written	$627		**$752**
COR (%)	91.4%		**95.4%**
UW Income	$44		**$29**
Net Services Fee Income	$20		**$19**
Total Investment Result[2]	$80		**$71**
Net Income[3]	$91	*Underlying[5] $108*	**$58**
Diluted Earnings Per Share	$0.49		**$0.49**
	Q4'24		Q1'25
Common Shareholders' Equity[4]	$1,737		**$1,825**
Diluted Book Value Per Share (ex. AOCI)	$14.64		**$15.15**

CORE SEGMENT (Gross Premiums Written through Net Services Fee Income)

Key Comments

- GPW[1] up 12% YoY, with NPW increasing by 20%
- EPS of $0.49
- $15m YoY reduction in underwriting income driven by $59m impact from California Wildfire offset by underlying margin improvement
- Total net services fee income[1] of $19m
  - Increased 16% after normalizing for Income Statement geography change from Arcadian deconsolidation
- Investment result strong post CM Bermuda buyback asset reduction
  - NII of $71m on target with full year guidance ($265m to $275m)
- Other notable items impacting Q1'25 income:
  - $18m interest expense of which $8m relates to LPTs
  - 8.5 point YoY increase in effective tax rate was primarily attributable to the new Bermuda corporate income tax that became effective starting 2025
- Common shareholders' equity[4] increased 5% to $1.8bn
- $0.51 increase to diluted book value per share (ex. AOCI) in the quarter

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Net income available to SiriusPoint common shareholders. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] Underlying Net Income represents a non-GAAP measure. See page 2 for further details and Appendix 1 on slide 23 for a reconciliation.

13

3.0 POINTS OF COMBINED RATIO EARNINGS QUALITY IMPROVEMENT 14 Attritional Loss Ratio (Loss ratio excluding catastrophe losses and prior year development) OUE Ratio3 Notes: [1] Reflects Core business. [2] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense ratio. [3] OUE = Other Underwriting Expense. [4] PYD = Prior Year Development. 59.7% 59.3% 26.1% 24.7% 7.2% 6.0% 93.0% 90.0% Attritional COR (Q1'24) Attritional COR (Q1'25) – 3.0 ppts of earnings quality improvement within Core segment business YoY when excluding catastrophe losses and PYD4 – 1.2 ppts decrease in OUE ratio largely due to scaling benefits associated with NEP growth – 1.4 ppts improvement in acquisition costs aided by 0.4 ppts improvement in attritional loss ratio Attritional Loss Ratio plus Total Expense Ratio2 Acquisition Cost Ratio 95.4% Core COR Fee Income Elimination Corporate Segment Consolidated COR 90.0% (5.5)% 10.9% 95.4% Attritional COR (Q1'25) Prior Year Development Catastrophe Losses Core COR (Q1'25) Bridge to Core Combined RatioTrends in Attritional Combined Ratio1 – Core COR 5.4 ppts higher than attritional COR – 5.5 ppts or $34m of favorable PYD4, relating largely to prior Property events with $11m of ILW recovery on Hurricanes Milton and Helene in 2024 – 10.9 ppts of catastrophe losses, relating entirely to California Wildfires 59.3% 24.7% 6.0%

15 INSURANCE & SERVICES SEGMENT Notes: [1] Reflects Continuing lines premium for 2023. [2] Combined ratio excluding catastrophe losses and prior year development. Gross Premiums Written1 Combined Ratio Key Messages $549 $524 $635 Q1'23 Q1'24 Q1'25 59.2% 66.8% 62.4% 24.6% 24.7% 26.0% 6.6% 6.9% 5.6% 90.4% 98.4% 94.0% OUE Ratio Acq. Cost Ratio Loss Ratio Q1'23 Q1'24 Q1'25 Business Mix A&H 56% Casualty 23% Other Specialties 14% Property 7% +21% – Premium Gross Premiums Written increased by 21%, with Net Premiums Written increasing by 43%, driven by strong product demand and increases in premium retention from established relationships – Loss Performance Loss Ratio improved by 4.4 ppts YoY driven by the 4.2 ppt improvement in attritional loss ratio, with 1.4 ppt increase in catastrophe losses (due to California Wildfires) offset by favorable PYD increasing 1.6 ppts YoY – Underwriting Result Combined ratio improved by 4.4 ppts YoY with attritional loss ratio improvement partially offset by 1.3 ppt increase in acquisition cost ratio due to business mix and MGA profit commissions, aided by 1.3 ppt improvement in the OUE ratio with benefits from scale as net premiums earned grew 27% Attritional COR296.0% 97.5% 93.3%

16 REINSURANCE SEGMENT Notes: [1] Combined ratio excluding catastrophe losses and prior year development. Gross Premiums Written Combined Ratio Key Messages $396 $356 $355 Q1'23 Q1'24 Q1'25 33.0% 49.1% 67.4% 25.4% 27.5% 23.2% 10.9% 7.6% 6.5% 69.3% 84.2% 97.1% OUE Ratio Acq. Cost Ratio Loss Ratio Q1'23 Q1'24 Q1'25 Business Mix Casualty 38% Other Specialties 37% Property 25% – Premium Gross Premiums Written were broadly flat, with Net Premiums Written decreasing by 7% driven by purchase of additional retrocession protection Casualty premiums decreased by 12%, as we reallocated capital towards Property where premiums grew 8% and Other Specialties where premiums grew 7% – Loss Performance Loss Ratio increased by 18.3 ppts YoY driven by the 21.8 ppt catastrophe loss ratio increase from pre-announced California Wildfires – Underwriting Result Combined ratio increased by 12.9 ppts YoY with increase in loss ratio partially offset by 4.3 ppt improvement in acquisition cost ratio and 1.1 ppt improvement in the OUE ratio (0.4)% Attritional COR195.7% 88.3% 86.3%

REDUCTION OF CATASTROPHE LOSS VOLATILITY

SiriusPoint

2022

FY 2022 Catastrophe Loss Ratio



Company A 25.3%
Company B 20.0%
Company C 16.3%
Company D 11.4%
Company E 9.0%
Company F 7.8%
Company G 7.8%
SiriusPoint 6.0%
Company H 5.9%
Company I 5.5%
Company J 5.0%
Company K 4.3%
Company L 2.2%
Company M 1.6%
Company N 1.1%
Company O 0.6%

2023

FY 2023 Catastrophe Loss Ratio



Company A 15.7%
Company I 7.9%
Company K 6.4%
Company D 4.6%
Company H 4.5%
Company I 4.3%
Company B 4.1%
Company G 4.1%
Company E 3.5%
Company C 3.2%
Company F 2.7%
Company M 2.6%
Company L 1.9%
Company N 1.4%
SiriusPoint 0.6%
Company O 0.5%

2024

FY 2024 Catastrophe Loss Ratio



Company A 22.5%
Company B 8.8%
Company I 8.0%
Company G 7.3%
Company K 6.5%
Company D 6.5%
Company C 6.3%
Company H 5.5%
Company J 5.0%
Company E 5.0%
Company F 4.3%
Company L 2.6%
Company M 2.5%
SiriusPoint 2.5%
Company N 1.7%
Company O 0.8%

2025

Q1 2025 Catastrophe Loss Ratio



Company A
Company C
Company M
Earnings Release Pending
Company B 25.8%
Company I 21.2%
Company H 15.9%
Company E 13.9%
Company G 13.1%
Company D 13.0%
SiriusPoint 10.8%
Company J 9.1%
Company K 3.7%
Company F 3.7%
Company L 3.7%
Company O 3.2%
Company N 2.2%

Notes: Peer companies include AFG, AIG, Arch, Aspen, AXIS, Chubb, Everest, Fidelis, Hamilton, Markel, Renaissance Re, Selective, Skyward Specialty, Travelers, W.R. Berkley.

17

18 RESERVING PRUDENCE DEMONSTRATED BY PYD TRACK RECORD Notes: [1] Reflects consolidated results. [2] Q1'23 favorable prior year development excludes the one-off $102m benefit from the loss portfolio transfer. Favorable Prior Year Development1,2 $4.1 $3.8 $33.0 $24.7 $11.1 $38.9 $1.1 $30.6 $37.3 $34.2 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 4.5% 3.3% 1.0% 2023 2024 Q1'25 Reserve Releases as % of Opening Net Reserves1 $ numbers in USD millions – Sixteen consecutive quarters of favorable prior year development – External reserve review completed at FY 24 determined reserves were sufficiently prudent – Reserves reviewed quarterly by actuarial team and board – New business booked with reserve load in excess of pricing indications – LPTs continue to benefit from high levels of coverage in excess of reserves Key Comments $250 $537 $270 $244 $264 $202 Coverage in Excess of Reserves Reserved covered by LPT at 3/31 Compre LPT (Signed 2021) Compre LPT (Signed 2023) Enstar LPT (Signed 2024) Loss Portfolio Transfers LPT Buffer (as % of reserves)98% 49% 75%

16% 45% 22% 14% 3% $79 $71 Q1'24 Q1'25 FY 25 Guidance HIGH QUALITY INVESTMENT PORTFOLIO 19 $ numbers in USD millions Key Comments Notes: [1] FY 25 NII guidance based on internal modeling. [2] Third Point Enhanced Fund. [3] Other includes Strategic Investments, TP Ventures and Legacy & Other Alts. [4] Excludes short-term investments. $265-$2751 Net Investment Income – Net Investment Income of $71m within guidance set post CM Bermuda share repurchase ($265m to $275m) – On track to hit FY 25 net Investment Income guidance – Duration for assets backing loss reserves remains fully matched Credit Quality4Investment Balances by Asset Class 27% 20% 15% 15% 11% 6% 1% 4% AAA AA A BBB Not Rated / Below IG STI Corporate Other3 Duration Avg. Credit Quality 3.0 years AA- Reinvestment Rate >4.5% Investment Result $71m MBS Cash Government ABS CLO TPE2 Q1'25 $6.0bn

20 Notes: [1] SiriusPoint Group BSCR ratio calculated as available economic capital and surplus divided by the Bermuda solvency capital requirement as of December 31, 2024 and March 31, 2025, respectively. BSCR ratio is an estimate. [2] Q4'24 and Q1'25 capital mix is our internal view. [3] Equity Capital refers to total shareholders' equity and includes $200m of preference shares. STRONG AND DIVERSIFIED CAPITAL BASE – BSCR ratio optimized to maximize shareholder value whilst retaining prudence to withstand extreme 1-in-250 year stress-test scenarios – Capital mix remains highly diversified following the share repurchase – Company continues to monitor capital levels against regulatory and economic requirements 53% 54% 33% 32% 14% 14% Tier 1 Tier 2 Tier 3 Q4'24 Q1'25 BSCR Ratio Walk1 $ numbers in USD millions 228% 8% (8)% (1)% 227% (19)% 208% Q4'24 Capital Generated Capital Required Capital Returned Q1'25E Stress-Test Scenario Post-event Q1'25E Stress-Test Scenario 1-in-250 year event (on a per occurrence basis net of reinstatements and after tax) Modeled Cost: $212m Strong Mix of Capital2 Key Comments Equity Capital3 Total Capital Debt Capital $2.0bn $0.7bn $2.7bn

SECURE BALANCE SHEET

SiriusPoint

$ numbers in USD millions

Debt-to-Capital[1]



27.2%
23.8%
24.8%
24.7%
FY 22
FY 23
FY 24
Q1'25

Liquidity



$973
$686
$506
$704
Q2'24
Q3'24
Q4'24
Q1'25
Available dividend capacity from subsidiaries and HoldCo Investments[2]
Revolving Credit Facility undrawn capacity

Financial Strength Ratings (FSR)

AM BEST	S&P Global Ratings
A- (POSITIVE) OUTLOOK UPGRADED 4/25/25	A- (STABLE) AFFIRMED 1/24/25
Fitch Ratings	**MOODY'S**
A- (POSITIVE) OUTLOOK UPGRADED 3/5/25	A3 (STABLE) AFFIRMED 3/12/25

Key Comments

- Debt to capital ratio[4] decreased marginally to 24.7%, within target range at Q1'25, and expected to continue to decrease throughout 2025
- Ample liquidity available from investable assets and credit facilities to support business operations
- Continue to operate the business against 'AA' rating requirement under S&P model
- Balance sheet continues to be undervalued, with consolidated MGAs held at book value of $83m producing $44m of TTM[3] net services fee income
- LPTs continue to have >95% of the limit remaining

Notes: [1] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares. [2] HoldCo Investments comprised of investment assets, cash and cash equivalents. [3] Trailing twelve months.

21

Appendix

APPENDIX 1

RECONCILIATION OF UNDERLYING NET INCOME

	Q1 25	Q4 24	Q3 24	Q2 24	Q1 24	Q4 23	Q3 23	Q2 23	Q1 23	Q4 22
Net income (loss) available to SiriusPoint common shareholders	$ 57.6	$ (21.3)	$ 4.5	$ 109.9	$ 90.8	$ 93.5	$ 57.5	$ 55.9	$ 131.9	$ (26.6)
Non-recurring adjustments:										
Gains on sale or deconsolidation of consolidated MGAs	—	—	—	(96.0)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	0.5	34.3	3.4	52.9	(0.1)	15.4	17.2	3.7	3.9	25.7
MGA & Strategic Investment Rationalization	0.5	34.3	3.4	(43.1)	(0.1)	15.4	17.2	3.7	3.9	25.7
(Income) loss on settlement and change in fair value of liability-classified capital instruments ("CMIG Merger Instruments")	—	25.9	117.3	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
COVID-19 favorable reserve development[1]	—	—	(19.9)	—	—	—	—	—	—	—
CMIG Instruments & Transactions	—	25.9	97.4	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
(Income) expense related to loss portfolio transfers	5.9	28.9	1.9	5.8	8.0	2.1	4.5	(6.6)	(101.6)	—
Bermuda corporate income tax enactment	—	—	—	—	—	(100.8)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	—	—	—	30.0
Foreign exchange (gains) losses	(2.2)	(12.9)	3.0	3.6	(3.7)	19.2	(1.8)	17.4	0.1	61.5
Income tax (expense) benefit on adjustments[2]	(0.8)	(11.4)	(15.9)	(7.8)	(3.0)	(7.8)	(3.0)	(5.0)	10.9	(14.8)
Underlying net income available to SiriusPoint common shareholders	**$ 61.0**	**$ 43.5**	**$ 94.3**	**$ 57.8**	**$ 107.9**	**$ 36.6**	**$ 74.7**	**$ 84.5**	**$ 70.2**	**$ 87.3**

Notes: [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024.
[2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 is applied to the adjustments to calculate the income tax (expense) benefit, where applicable.

23

APPENDIX 2

RECONCILIATION OF UNDERLYING RETURN ON EQUITY

SiriusPoint

		Q1'25		Q1'24
Net income available to SiriusPoint common shareholders		$ 57.6		$ 90.8
Non-recurring adjustments:				
Gains on sale or deconsolidation of consolidated MGAs	—		—	
Losses on strategic and other investments	0.5		(0.1)	
MGA & Strategic Investment Rationalization		0.5		(0.1)
Losses on settlement and change in fair value of liability-classified capital instruments ("CMIG Merger Instruments")	—		15.9	
COVID-19 favorable reserve development[1]	—		—	
CMIG Instruments & Transactions		—		15.9
(Income) expense related to loss portfolio transfers		5.9		8.0
Bermuda corporate income tax enactment		—		—
Foreign exchange (gains) losses		(2.2)		(3.7)
Income tax expense on adjustments [2]		(0.8)		(3.0)
Underlying net income available to SiriusPoint common shareholders		**$ 61.0**		**$ 107.9**
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period		$ 1,737.4		$ 2,313.9
Less: Accumulated other comprehensive (income) loss, net of tax		4.1		(3.1)
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - beginning of period		1,741.5		2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period		1,825.2		2,402.6
Impact of adjustments from above		3.4		17.1
Less: Accumulated other comprehensive (income) loss, net of tax		(26.4)		17.4
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - end of period		1,802.2		2,437.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**$ 1,771.9**		**$ 2,373.9**
Return on average common shareholders' equity attributable to SiriusPoint common shareholders		12.9 %		15.4 %
Underlying return on average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**13.8 %**		**18.2 %**

Notes: [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] For the three months ended March 31, 2025 and 2024, an effective tax rate of 19% and 15%, respectively, is applied to the adjustments to calculate the income tax expense, where applicable.

24

$262m $204m $105m $105m Held Value <$5m Held Value $5-$10m Held Value $10-$20m Held Value >$20m Q4'22 Q4'23 Q4'24 Q1'25 25 STRATEGIC MGA INVESTMENTS Consolidated MGA Investments Rationalization Progress 100%-owned A&H 75%-owned Specialty Net Service Fee Income1 $44m Q1'25 Book Value $83m Q4'22 Q4'23 Q4'24 Q1'25 Consolidated MGAs 5 4 3 3 Non-Consolidated MGAs 31 22 17 17 Underwriting MGAs 20 14 10 10 Investment MGAs 11 8 7 7 Total Strategic Investments 36 26 20 20 Non-Consolidated MGA Investments $ numbers in USD millions 100%-Owned A&H Core Segment Q1'25 Change Q1'25 Change Service Revenue $60 +11% $62 (6)% Net Services Fee Income $18 +16% $19 (4)% Service Margin 30.3% +1.5ppts 30.6% +0.5ppts APPENDIX 3 Notes: [1] Trailing twelve months.

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